EXHIBIT 10.13

The Employee Contract of Shaogang Yin

Party A (employer)

Name: Zhongdehui (Shenzhen) Education Development Co., Ltd. Liaoning Branch

Party B(employee)

Name: ______Shaogang Yin___________________

Signature date: May 1, 2019

A. Basic information of both parties

1. Party A:

Name: Zhongdehui (Shenzhen) Education Development Co., Ltd. Liaoning Branch

Legal representative (main person in charge): Jianning Zeng

Registration Address:

No. 189 Jinzi Street, Shenfu New District, Liaoning Province

2. Party B: Shaogang Yin      Gender: Male

Household registration type: Non-agricultural household registration

Nation ID card number: 210102197010126010 Contact Number: +86 13694153191

Other ID: _________ ID number: ____________

Location of ID: 182, 71 Central Street, Shenyang City

Zip Code: _____________________________________________-

B. Contract Term

3. Both parties agree and determine the term of the contract according to type _____1______

(i). Fixed term: From _May 1, 2019___ to ___April 30, 2022____. Probation period: from _______/_______ to _________/________.

(ii). Indefinite term: From __________________/________________________.

(iii) To complete certain work for a period of time: complete work from_________/________ to____/__ as _________/_________.

C. Work content and work location

4. Working content of Party B: _________General manager of Zhongdehui Liaoning Branch____.

Working place: ________Shneyang city, Liaoning province_______.

5. Party B shall conscientiously perform its duties and duties in accordance with the work contents and requirements arranged by Party A, complete the tasks on time, and abide by the rules and regulations formulated by Party A according to law.

D. Working Time, Rest and Vacation

6. Party A and Party B agree to work in accordance with type _(1)_standard working hours.

(1). It means __8__ hours per day, And 40 working hours at most.

(2) Unscheduled work system, approved by the labor administrative department, Party B’s post is subject to irregular work

(3) Comprehensive calculation of working hours system, that is, the examination and approval of the labor administrative department, the position of Party B is implemented in the comprehensive calculation of working hours system with annual, semi-annual, quarterly and monthly cycles.

7.If Party A needs to extend working hours due to business operations, it shall be implemented in accordance with relevant laws and regulations.

8. Party B shall have statutory holidays, marriage leave, maternity leave, bereavement leave, etc. according to law.

E. Salary

9. Party B’s wage: Not lower than the minimum wage standard in Shenzhen, the specific salary amount and composition can be found in the payroll.

10. Party B’s normal working hour salary standard (calculated overtime wage base) shall be implemented in the (1) form below, and shall not be lower than the local minimum wage standard and the standards stipulated in the collective contract of the unit. However, if Party B is detained for personal reasons such as leave, absenteeism, etc., his monthly salary income is not subject to the minimum wage standard limit.

(1)	Hourly wage : ____RMB 10,000____before tax per month.
(2)	Piece wage: ______/_______(this agreement shall be valid only if more than 70% of the staff can complete the work within normal working hours)
(3)	Other form: _________/_______________

11. Party A shall pay monthly wages before the_eighth__ day of a month.

12. If Party A arranges Party B to extend working hours or work on a rest day or statutory holiday, Party B shall arrange for Party B to make a supplementary payment or pay overtime to Party B in accordance with relevant state regulations.

13. If Party A defaults or fails to pay the labor remuneration in full, Party B may apply to the local people’s court for payment of the law.

F. Social Insurance and Benefits

14. During the contract period, Party A shall pay social insurance to Party B on a monthly basis in accordance with the relevant provisions of the State and Shenzhen Society for eight years. Party B agrees that the type of insurance payment and the base of payment shall be paid according to the actual payment of Party A. Party B shall be responsible for part of the expenses incurred by Party B.

15. If Party B is sick or not injured due to work, Party A shall provide medical treatment and medical treatment according to national and local regulations, reimburse medical expenses according to medical insurance and other relevant regulations, and pay sick pay during the prescribed medical period.

16. Party A shall stipulate the management measures for employees’ compensation and benefits in accordance with the law, and provide benefits to Party B.

G. Labor Protection, Working Condition and Occupational Hazard Protecting

17. Party A shall provide Party B with labor places that meet the national labor health standards according to the national, provincial and municipal labor protection regulations, and effectively protect Party B’s safety and health in production. If Party B may cause occupational disease hazards during work, Party A shall truthfully inform Party B and effectively protect Party B’s health and related rights and interests in accordance with the provisions of the Law on Prevention and Control of Occupational Diseases.

18. Party A shall, in accordance with the relevant provisions of the State, issue to Party B the necessary labor protection articles, and provide Party B with a free medical examination every year in accordance with the labor protection regulations.

19. Party A shall do a good job in the labor protection of female employees and juvenile workers in accordance with relevant state regulations.

20. If Party A violates the rules and insists that the risky operation endangers personal safety, Party B has the right to refuse and can terminate the labor contract at any time. If Party A and its management personnel disregard the safety and health of Party B, Party B has the right to request correction and report and accuse the relevant departments.

H. Contract performance and change

21. Party A and Party B shall perform their respective obligations and enjoy their respective rights in accordance with the provisions of the contract.

22. Party A’s change of name, legal representative, principal responsible person or investor shall not affect the performance of this contract.

23. In the event of merger or division of Party A, the contract continues to be valid, and the unit that inherits Party A’s rights and obligations continues to perform.

24. By the agreement of both parties, the contents of this contract may be changed and determined in writing.

I. Modification and Termination of the Contract

25. In accordance with the conditions stipulated in the Labor Contract Law or by consensus between the two parties, the relevant contents of the labor contract or the cancellation of the fixed-term contract, the non-fixed-term contract and the contract for completing the certain work may be changed.

26. In addition to Party B’s incompetent work, Party A may adjust its work contents in accordance with the law, and change the labor contract. Both parties shall sign the “Change Labor Contract Agreement”.

27. Termination of the conditions specified in the Labor Contract Law, termination of the labor contract

28. Party A shall issue a certificate for the termination or termination of the labor contract when the labor contract is terminated or terminated, and handle the transfer of the file and social insurance relationship for Party B within 15 days; Party B shall handle the handover of work in accordance with the provisions of both parties.

Party B shall handle the handover of work in accordance with the agreement of both parties. Financial compensation should be paid and paid at the time of the half-work handover.

The termination or termination of this contract, economic compensation, medical subsidies, etc. are issued in accordance with the Labor Contract Law and relevant national and local regulations.

J. Others

29. Party A shall provide Party B with special training fees and conduct professional technical training. The two parties may sign a special agreement to stipulate the service period.

30. Party B has the obligation to keep confidential, and both parties can sign a special agreement to stipulate the restrictions.

If Party B violates this regulation, Party B shall pay liquidated damages and assume liability for compensation.

31. Attachment to this contract:

32. Other agreements:

33. Both Party A and Party B may resolve the labor dispute arising from the performance of this contract. If the negotiation fails, you can apply to the court for arbitration and file a lawsuit.

34. Matters not covered in this contract shall be implemented in accordance with the relevant provisions of the State, the province and the city.

35. This contract shall take effect from the date of signature or seal of both parties. This contract is made in triplicate, and each party holds a copy.

Party A: (seal)	Party B: (signature)

Zhongdehui (Shenzhen) Education Development Co., Ltd.
Liaoning Branch
Contract Representative:
Shaogang Yin	Shaogang Yin

Date	Date
May 1, 2019	May 1, 2019